UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 3, 2005

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey		07424
Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

In connection with the appointment of Eric W. Nodiff as the new General Counsel and Senior Vice President of Cantel Medical Corp. (the “Company”), as further discussed in Item 5.02 below, on January 4, 2005, the Company entered into a three-year employment agreement (the “Employment Agreement”) that commences as of January 1, 2005 and expires on December 31, 2007.  The Employment Agreement provides for (i) an annual base salary of $250,000, subject to annual increases equal to the greater of 5% or a cost of living formula, (ii) a discretionary annual bonus, (iii) maintenance by the Company of a life insurance policy on the life of Mr. Nodiff in the face amount of $250,000 payable to his designated beneficiary, and (iv) an automobile allowance.  In the event Mr. Nodiff elects to terminate his employment within ninety (90) days following a “Change in Control” (as defined in the Agreement), Mr. Nodiff will be entitled to receive an amount equal to one hundred fifty percent (150%) of his base salary and bonus paid or accrued with respect to the most recently completed contract year (or $250,000 if the Change in Control occurs during the first contract year).  In addition, any employee stock options held by Mr. Nodiff will automatically vest and become fully exercisable in the event of a Change in Control.  The Agreement contains a non-competition provision applicable for one year following termination of Mr. Nodiff’s employment.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

Effective as of January 1, 2005, Eric W. Nodiff (age 47) commenced employment as the Company’s General Counsel and Senior Vice President.  Mr. Nodiff will serve pursuant to the terms of the Employment Agreement described in Item 1.01 above.  Prior to joining the Company, Mr. Nodiff served as a partner at the New York City law firm of Dornbush Schaeffer Strongin & Weinstein, LLP where he practiced corporate and securities law for 18 years.

Item 9.01                                         Financial Statements and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  The following exhibits are filed herewith:

(1)                Employment Agreement dated as of January 1, 2005 between the Company and Eric W. Nodiff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

	By:	/s/ James P. Reilly
James P. Reilly,
President and Chief Executive Officer

Date: January 6, 2005